UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 20, 2006
Hines Real Estate Investment Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)
Maryland

(State or Other Jurisdiction of Incorporation)

000-50805	20-0138854

(Commission File Number)	(IRS Employer Identification No.)

2800 Post Oak Boulevard, Suite 5000, Houston, Texas	77056-6118

(Address of Principal Executive Offices)	(Zip Code)
(888) 220-6121

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
On December 27, 2006, Hines Real Estate Investment Trust, Inc. (“Hines REIT”) filed a Current Report on Form 8-K with regard to the acquisition on December 20, 2006 by a wholly-owned subsidiary of Hines REIT Properties, L.P., its majority-owned subsidiary (and together with Hines REIT, the “Company”), of three office buildings located at 148th Avenue and N.E. 31st Way in Redmond, Washington (the “Daytona Buildings” or the “Property”) as described in such Current Report. This Amendment to the Current Report includes financial information relating to the Property. After reasonable inquiry, the Company is not aware of any material factors relating to the Property that would cause the reported financial information not to be necessarily indicative of future operating results.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Real Estate Property Acquired. The following financial statements are submitted at the end of this Current Report on Form 8-K/A and are filed herewith and incorporated herein by reference.
The Daytona Buildings, Redmond, Washington — For the Nine Months Ended September 30, 2006 (Unaudited)
and For the Year Ended December 31, 2005
Independent Auditors’ Report
Statements of Revenues and Certain Operating Expenses
Notes to Statements of Revenues and Certain Operating Expenses
(b)  Unaudited Pro Forma Financial Information. The following financial information is submitted at the end of this Current Report on Form 8-K/A and is furnished herewith and incorporated herein by reference.
Hines Real Estate Investment Trust, Inc.
Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2005
Unaudited Notes to Pro Forma Consolidated Financial Statement
(c) Exhibits. None.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HINES REAL ESTATE INVESTMENT TRUST, INC.
February 27, 2007	By:	/s/ Frank R. Apollo
Frank R. Apollo
Chief Accounting Officer

INDEPENDENT AUDITORS’ REPORT
To the Partners of
Hines REIT Properties, L.P.
     We have audited the accompanying statement of revenues and certain operating expenses (the “Historical Summary”) of the Daytona Buildings, an office complex located at 148th Avenue and N. E. 32nd Street, Redmond, Washington (“Daytona”) for the year ended December 31, 2005. This Historical Summary is the responsibility of the Property’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.
     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.
     The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K/A of Hines Real Estate Investment Trust, Inc.) as described in Note 2 to the Historical Summary and is not intended to be a complete presentation of Daytona’s revenues and expenses.
     In our opinion, the Historical Summary presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 to the Historical Summary of Daytona for the year ended December 31, 2005 in conformity with accounting principles generally accepted in the United States of America.
/s/ DELOITTE & TOUCHE LLP
Houston, Texas
February 22, 2007

THE DAYTONA BUILDINGS, REDMOND, WASHINGTON
STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES
For the Nine Months Ended September 30, 2006 (Unaudited) and
For the Year Ended December 31, 2005

	Nine Months
	Ended	Year Ended
	September 30,	December 31,
	2006	2005
Revenue -	(unaudited)
Rental revenue	$5,197,321	$6,968,309
Certain Operating Expenses:
Real estate taxes	210,273	293,287
Cleaning services	10,448	12,746
Repairs and maintenance	34,039	23,896
Building management services	6,165	10,540
Insurance	13,884	18,732
Utilities	12,481	19,341

Total certain operating expenses	287,290	378,542

Revenues in excess of certain operating expenses	$4,910,031	$6,589,767

See accompanying notes to statements of revenues and certain operating expenses.

THE DAYTONA BUILDINGS, REDMOND, WASHINGTON
NOTES TO STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES
For the Nine Months Ended September 30, 2006 (Unaudited) and
For the Year Ended December 31, 2005
(1)	Organization
     Located at 148th Avenue and N. E. 32nd Street, Redmond, Washington (the “Property” or “The Daytona Buildings”), is a group of three office buildings containing 250,515 square feet of office space. Hines Real Estate Investment Trust, Inc. (“Hines REIT”) acquired the Property through Hines REIT Properties, L.P., its majority owned subsidiary (the “Operating Partnership,” and together, the “Company”). The acquisition was completed on December 20, 2006 by Hines REIT Daytona Campus LLC, a wholly-owned subsidiary of the Operating Partnership.
(2)	Basis of Presentation
     The statement of revenues and certain operating expenses (the “Historical Summary”) has been prepared for the purpose of complying with the provisions of Article 3.14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. This Historical Summary includes the historical revenues and operating expenses of the Property, exclusive of interest income and interest expense, early lease termination fees, management fees, and depreciation and amortization, which may not be comparable to the corresponding amounts reflected in the future operations of the Property.
     The statement of revenues and certain operating expenses and notes thereto for the nine months ended September 30, 2006 included in this report is unaudited. In the opinion of the Company’s management, all adjustments necessary for a fair presentation of such statement of revenues and certain operating expenses have been included. Such adjustments consisted of normal recurring items. Interim results are not necessarily indicative of results for a full year.
(3)	Principles of Reporting and Use of Estimates
     The preparation of financial statements in conformity with generally accepted accounting principles requires the Property’s management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
(4)	Significant Accounting Policies
(a)	Revenue Recognition
     The Property’s operations consist of rental income earned from tenants under leasing arrangements which generally provide for minimum rents. Some leases also provide for escalations and charges to tenants for their pro rata share of real estate taxes and operating expenses. All leases have been accounted for as operating leases. Rental income is recognized by amortizing the aggregate lease payments on the straight-line basis over the entire terms of the leases, which amounted to an increase in rental income of approximately $100,155 (unaudited) for the nine months ended September 30, 2006, and an increase in rental income of approximately $300,360 for the year ended December 31, 2005.
(b)	Repairs and Maintenance
     Expenditures of repairs and maintenance are expensed as incurred.

THE DAYTONA BUILDINGS, REDMOND, WASHINGTON
NOTES TO STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES
For the Nine Months Ended September 30, 2006 (Unaudited) and
For the Year Ended December 31, 2005 — (Continued)
(5)	Rental Income
     The aggregate annual minimum future rental income on noncancelable operating leases in effect as of December 31, 2005 is as follows:

Amount
Year ended December 31:
2006	$6,276,894
2007	5,968,586
2008	6,115,199
2009	6,205,544
2010	6,391,139
Thereafter	7,684,970
     Total minimum future rental income represents the base rent that tenants are required to pay under the terms of their leases exclusive of charges for contingent rents, electric service, real estate taxes, and operating cost escalations. There were no contingent rents for the year ended December 31, 2005.
     Of the total rental income for the year ended December 31, 2005, 88% was earned from a tenant in the application software industry, whose lease expires in 2012. No other tenant leases space representing more than 10% of the total rental income of the Property for the year ended December 31, 2005.
* * * * *

HINES REAL ESTATE INVESTMENT TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENT
December 31, 2005
Basis of Presentation

Hines Real Estate Investment Trust, Inc. (“Hines REIT” and, together with Hines REIT Properties, L.P. (the “Operating Partnership”), the “Company”) made the following acquisitions since January 1, 2005:

Property Name	Date of Acquisition	Purchase Price

1900 and 2000 Alameda	June 28, 2005	$59.8 million
3100 McKinnon Street	August 24, 2005	$27.9 million
1515 S Street	November 2, 2005	$66.6 million
Airport Corporate Center	January 31, 2006	$156.8 million
321 North Clark	April 24, 2006	$247.3 million
3400 Data Drive	November 21, 2006	$32.8 million
Watergate Tower IV	December 8, 2006	$144.9 million
Daytona Buildings	December 20, 2006	$99.0 million
Laguna Buildings	January 3, 2007	$118.0 million

Additionally, during the year ended December 31, 2005, and the period from January 1, 2006 through December 1, 2006, the Company made equity investments in Hines-Sumisei U.S. Core Office Fund, L.P. (the “Core Fund”) totaling approximately $99.8 million, and $209.4 million, respectively.

The Unaudited Pro Forma Consolidated Statement of Operations assumes the Company’s acquisitions of 1900 and 2000 Alameda, 3100 McKinnon Street, 1515 S Street, Airport Corporate Center, 321 North Clark, 3400 Data Drive, Watergate Tower IV, the Daytona Buildings and the Laguna Buildings, and its investments in the Core Fund occurred on January 1, 2005.

In management’s opinion, all adjustments necessary to reflect the effects of these transactions have been made. The Unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what actual results of operations would have been had the Company made these acquisitions on January 1, 2005, nor does it purport to represent the results of operations for future periods.

HINES REAL ESTATE INVESTMENT TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2005

	Year Ended
	December 31,	Adjustment for
	2005	Acquisitions		Pro Forma

Revenues:
Rental revenue	$6,004,953	$98,962,475	(a)	$104,967,428
Other revenue	241,852	3,195,181	(a)	3,437,033

Total revenues	6,246,805	102,157,656		108,404,461
Expenses:
Property operating expenses	2,184,169	21,445,033	(a)	23,629,202
Real property taxes	687,534	14,345,154	(a)	15,032,688
Property management fees	166,706	1,689,868	(a)	1,856,574
Depreciation and amortization	3,330,983	43,205,129	(a)	46,536,112
Asset management and acquisition fees	5,225,241	12,411,394	(b)	17,636,635
Organizational and offering expenses	1,735,668	—		1,735,668
Reversal of accrued organizational and offering expenses	(8,366,114)	—		(8,366,114)
General and administrative expenses	2,224,555	—		2,224,555
Forgiveness of related party payable	(1,730,000)	—		(1,730,000)

Total expenses	5,458,742	93,096,578		98,555,320

Income before equity in losses, interest expense, interest income and loss allocated to minority interests	788,063	9,061,078		9,849,141

Equity in losses of Hines-Sumisei U.S. Core Office Fund, L.P.	(831,134)	(3,685,640	)(c)	(4,516,774)
Interest expense	(2,446,838)	(26,625,387	)(d)	(29,072,225)
Interest income	98,145	—		98,145
Loss allocated to minority interests	635,170	707,623	(e)	1,342,793

Net loss	$(1,756,594)	$(20,542,326)		$(22,298,920)

Basic and diluted loss per common share:
Loss per common share	$(0.16)	$(0.29)		$(0.28)

Weighted average number common shares outstanding	11,061,281	69,708,844		80,770,125

See notes to unaudited pro forma consolidated statement of operations and unaudited notes to pro forma consolidated financial statement.

Notes to Unaudited Pro Forma Consolidated Statement of Operations for the Year
Ended December 31, 2005

(a)	To record the pro forma effect of the Company’s acquisitions of 1900 and 2000 Alameda, 3100 McKinnon Street (“Citymark”), 1515 S Street, Airport Corporate Center, 321 North Clark, 3400 Data Drive, Watergate Tower IV, the Daytona Buildings and the Laguna Buildings assuming that the acquisitions had occurred on January 1, 2005.

(b)	To record the pro forma effect of the acquisition fees (50% of which is payable in cash and 50% of which is reflected in the participation interest) related to the Company’s acquisitions of the additional investments in the Core Fund and the acquisitions of 1900 and 2000 Alameda, Citymark, 1515 S Street, Airport Corporate Center, 321 North Clark, 3400 Data Drive, Watergate Tower IV, the Daytona Buildings and the Laguna Buildings.

(c)	To record the pro forma effect on the Company’s equity in losses assuming that the Company’s additional investments in the Core Fund and the Core Fund’s acquisitions of Three First National Plaza, Golden Eagle Plaza, 720 Olive Way, 333 West Wacker, One Atlantic Center, Warner Center and Riverfront Plaza had occurred on January 1, 2005.

(d)	To record the pro forma effect of the Company’s interest expense assuming that the debt related to the Company’s acquisitions of 1900 and 2000 Alameda, Citymark, 1515 S Street, Airport Corporate Center, 321 North Clark, 3400 Data Drive, Watergate Tower IV, the Daytona Buildings and the Laguna Buildings was outstanding for the entire year. The Company assumed a $91 million mortgage note upon the acquisition of Airport Corporate Center with a rate of 4.78% and entered into a $45.0 million mortgage upon the acquisition of 1515 S Street with a rate of 5.68%. Additionally, the Company has financed 55% of the cost of its remaining property acquisitions with borrowings under its credit facility with HSH Nordbank with a weighted average rate of 5.5%.

(e)	To record the pro forma effect on the Company’s loss allocated to minority interests assuming that the Core Fund’s acquisitions of Three First National Plaza, Golden Eagle Plaza, 720 Olive Way, 333 West Wacker, One Atlantic Center, Warner Center, Riverfront Plaza, the Company’s additional investments in the Core Fund, and its acquisitions of 1900 and 2000 Alameda, Citymark, 1515 S Street, Airport Corporate Center, 321 North Clark, 3400 Data Drive, Watergate Tower IV, the Daytona Buildings and the Laguna Buildings had occurred on January 1, 2005.

HINES REAL ESTATE INVESTMENT TRUST, INC.

UNAUDITED NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENT
For the Year Ended December 31, 2005

(1) Investment Properties

On June 28, 2005, the Company acquired 1900 and 2000 Alameda in San Mateo, California for approximately $59.8 million, including transaction costs. This transaction was financed with proceeds from a term loan. The property, which is located in the San Francisco Bay area office market, consists of a four-story building constructed in 1971 which was substantially renovated in 1996 and a two-story building completed in 1983. The buildings have an aggregate of 253,377 square feet of rentable area.

On August 24, 2005, the Company acquired Citymark, which is located in Dallas, Texas. The aggregate purchase price of Citymark was approximately $27.9 million, including transaction costs. This transaction was financed with proceeds from a term loan. Citymark is an 11-story office building constructed in 1987. The building has an aggregate of 217,746 square feet of rentable area.

On November 2, 2005, the Company acquired an office complex located at 1515 S Street in Sacramento, California. The aggregate purchase price for 1515 S Street was approximately $66.6 million, exclusive of transaction costs, financing fees and working capital reserves. The Company funded the acquisition with net proceeds from its public offering and borrowings of approximately $66.0 million under the Company’s revolving credit facility. 1515 S Street consists of two five-story buildings and an eight-story parking garage constructed in 1987. The buildings have an aggregate of 348,881 square feet of rentable area.

On January 31, 2006, the Company acquired Airport Corporate Center, a 45-acre office park located in the Airport West/Doral airport submarket of Miami, Florida. Airport Corporate Center consists of 11 buildings constructed between 1982 and 1996 that contain an aggregate of 1,018,477 square feet of rentable area and a 5.46-acre land development site. The aggregate purchase price of Airport Corporate Center was approximately $156.8 million, excluding transaction costs and financing fees. In connection with the acquisition, mortgage financing was assumed in the amount of $91.0 million.

On April 24, 2006, the Company acquired 321 North Clark, a 35-story, 885,664 square foot office building located in Chicago, Illinois. The building has a below-grade parking structure and was constructed in 1987. The seller was 321 North Clark Realty LLC, a joint venture between Hines Interests Limited Partnership (“Hines”) and an institution advised by JP Morgan Chase. The acquisition was consummated on April 24, 2006 by Hines REIT 321 North Clark, a wholly-owned subsidiary of the Company. The aggregate purchase price of 321 North Clark was approximately $247.3 million, excluding transaction costs and financing fees.

On November 21, 2006, the Company acquired 3400 Data Drive, a three-story, 149,703 square foot office building located in Rancho Cordova, California, a submarket of Sacramento. The building was constructed in 1990. The aggregate purchase price of 3400 Data Drive was approximately $32.8 million, excluding transaction costs and financing fees.

On December 8, 2006, the Company acquired Watergate Tower IV, a 16-story, 344,443 square foot office building located in Emeryville, California. The building was constructed in 2001. The aggregate purchase price of Watergate Tower IV was approximately $144.9 million, excluding transaction costs and financing fees.

On December 20, 2006, the Company acquired three office buildings located at 148th Avenue and N.E. 31st Way in Redmond, Washington (the “Daytona Buildings”). The buildings were constructed in 2002 and contain an aggregate of 250,515 square feet of rentable area. The aggregate purchase price for the Daytona Buildings was approximately $99.0 million, excluding transaction costs and financing fees.

On January 3, 2007, the Company acquired six office buildings located on N.E. 31st Way in Redmond, Washington (the “Laguna Buildings”). Four of the buildings were constructed in the 1960’s, while the remaining two buildings were constructed in 1998 and 1999. In aggregate, the buildings contain

HINES REAL ESTATE INVESTMENT TRUST, INC.

UNAUDITED NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENT — (continued)

approximately 465,000 square feet of rentable area. The aggregate purchase price for the Laguna Buildings was approximately $118.0 million, excluding transaction costs and financing fees.

The unaudited pro forma consolidated statement of operations of the Company assumes that all property acquisitions occurred on January 1, 2005.

(2) Core Fund

The Core Fund is an investment vehicle organized in August 2003 by Hines to invest in existing office properties in the United States. The third-party investors in the Core Fund other than Hines REIT are, and Hines expects that future third-party investors in the Core Fund will be primarily U.S. and foreign institutional investors or high net worth individuals. The Core Fund was formed as a Delaware limited partnership.

As of December 31, 2004, the Core Fund held controlling interests in eight properties located in New York City, Washington, D.C., Houston, Texas and San Francisco, California.

In March 2005, the Core Fund acquired an indirect interest in its ninth office building. Three First National Plaza, completed in 1981, is located at 70 West Madison Street in the Central Loop of Chicago. The aggregate purchase price for the property was approximately $245.3 million, including transaction costs, financing fees and working capital reserves. In connection with the acquisition, mortgage financing was secured in the aggregate principal amount of approximately $141.0 million. The Core Fund currently holds approximately a 72.77% interest in Three First National Plaza. Institutional Co-Investors, affiliates of Hines, and third-party investors hold, indirectly, the remaining 19.80%, 0.38%, and 7.05%, respectively.

On August 10, 2005, the Core Fund purchased Golden Eagle Plaza, an office property located at 525 B Street in the central business district of San Diego, California. Golden Eagle Plaza was built in 1969 and renovated in 1998. It consists of a 22-story office tower and an attached parking structure. The aggregate purchase price of Golden Eagle Plaza was approximately $116.4 million, including transaction costs. In connection with the acquisition, mortgage financing was secured in the amount of $52.0 million and a bridge loan was secured in the amount of $68.0 million. The Core Fund currently holds approximately a 90.95% interest in Golden Eagle Plaza. Affiliates of Hines and third-party investors hold, indirectly, the remaining 0.23% and 8.82%, respectively.

On January 31, 2006, the Core Fund purchased 720 Olive Way, an office property located in the retail core submarket of the central business district of Seattle, Washington. The property consists of a 20-story office building and a parking structure that were constructed in 1981 and substantially renovated in 1997. The aggregate purchase price of 720 Olive Way was approximately $84.7 million, including transaction costs, financing fees and working capital reserves. In connection with the acquisition, mortgage financing was secured in the amount of $42.4 million. The Core Fund currently holds approximately a 72.59% interest in 720 Olive Way. Institutional Co-Investors, affiliates of Hines, and third-party investors hold, indirectly, the remaining 20.0%, 0.38%, and 7.03%, respectively.

On April 3, 2006, the Core Fund purchased 333 West Wacker, an office property located in the central business district of Chicago, Illinois. The property consists of a 36-story office building and a parking structure that were constructed in 1983. The aggregate purchase price of 333 West Wacker was approximately $222.5 million, excluding transaction costs, financing fees and working capital reserves. In connection with the acquisition, mortgage financing was secured in the amount of $124.0 million. The Core Fund currently holds approximately a 72.59% interest in 333 West Wacker. Institutional Co-Investors, affiliates of Hines, and third-party investors hold, indirectly, the remaining 20.0%, 0.38%, and 7.03%, respectively.

HINES REAL ESTATE INVESTMENT TRUST, INC.

UNAUDITED NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENT — (continued)

On July 14, 2006, the Core Fund acquired One Atlantic Center, a 50-story, 1,100,808 square foot office building located in Atlanta, Georgia. The building was constructed in 1987. The contract purchase price of One Atlantic Center was approximately $305.0 million, exclusive of transaction costs, financing fees and working capital reserves. In connection with the acquisition, mortgage financing was secured in the amount of $168.5 million. The Core Fund currently holds approximately a 90.95% interest in One Atlantic Center. Affiliates of Hines and third-party investors hold, indirectly, the remaining 0.23% and 8.82%, respectively.

On October 2, 2006, the Core Fund purchased LNR I, II, and III (“Warner Center”), an office complex located in the central business district of Woodland Hills, California. The property consists of four five-story office buildings, one three-story office building, and two parking structures that were constructed between 2001 and 2005. The aggregate purchase price of Warner Center was approximately $311.0 million, excluding transaction costs, financing fees and working capital reserves. In connection with the acquisition, mortgage financing was secured in the amount of $174.0 million. The Core Fund currently holds approximately a 72.59% interest in Warner Center. Institutional Co-Investors, affiliates of Hines, and third-party investors hold, indirectly, the remaining 20.0%, 0.38%, and 7.03%, respectively.

On November 16, 2006, the Core Fund purchased Riverfront Plaza, an office property located in Richmond, Virginia. The property consists of two 21-story office buildings that were constructed in 1990. The contract purchase price of Riverfront Plaza was $277.5 million, excluding transaction costs, financing fees and working capital reserves. In connection with the acquisition, mortgage financing was secured in the amount of $135.9 million. The Core Fund currently holds approximately a 90.95% interest in Riverfront Plaza. Affiliates of Hines and third-party investors hold, indirectly, the remaining 0.23% and 8.82%, respectively.

The unaudited pro forma consolidated condensed statement of operations of the Core Fund summarized below assumes that all 2005 and 2006 acquisitions occurred on January 1, 2005.

During the year ended December 31, 2005, and the period from January 1, 2006 through December 1, 2006, the Company acquired additional interests in the Core Fund totaling approximately $99.8 million and $209.4 million, respectively. The unaudited pro forma consolidated statement of operations of the Company assumes that the investments of $99.8 million and $209.4 million occurred on January 1, 2005. Additionally, the unaudited pro forma consolidated financial statement of the Company has been prepared assuming the Company’s investment in the Core Fund is accounted for utilizing the equity method as the Company has the ability to exercise significant influence over, but does not exercise financial and operating control over, the Core Fund.

UNAUDITED PRO FORMA CONSOLIDATED
CONDENSED STATEMENT OF OPERATIONS OF THE CORE FUND
For the Year Ended December 31, 2005

Year Ended
December 31,
2005

Revenues and interest income	$340,170,515
Expenses:
Operating	148,484,926
Interest	87,016,911
Depreciation and amortization	124,332,456

Total expenses	359,834,293
Minority interest	(1,820,132)

Net loss	$(21,483,910)